UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

April 9, 2019

Date of report (Date of earliest event reported)

KIDOZ INC.

(Exact Name of Registrant as Specified in Its Charter)

ANGUILLA, BRITISH WEST INDIES

(State or Other Jurisdiction of Incorporation)

 333-120120-01                                 98-0206369

         (Commission File Number)              (IRS Employer Identification No.)

HANSA BANK BUILDING, GROUND FLOOR, LANDSOME ROAD

   AI 2640, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (888) 374-2163

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03   Material Modifications to Rights of Securities Holders.

ADOPTION OF DIRECT REGISTRATION SYSTEM (DRS) FOR COMMON SHARES

Effective April 9, 2019 the Registrant adopted, as the principal means of recording and evidencing ownership of its securities, the Direct Registration System ("DRS"), an electronic name-on-register option that allows investors to hold securities in their name in book-based form, with ownership evidenced by a DRS Advice/Statement, instead of having their ownership evidenced by certificates.  To enable such change to be implemented, the by-laws of the Registrant were amended, as disclosed in Item 5.03, to provide for both certificated and uncertificated shares.  As a result of that amendment shares of the Registrant are now required to be uncertificated, except where holders or transferees of shares specifically request a certificate or certificates be issued to them to evidence their share ownership.

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws.

CHANGE OF NAME FROM SHOAL GAMES LTD. TO KIDOZ INC.

On April 9, 2019 the Registrant, pursuant to a special resolution consented to in writing as at March 22, 2019 by the beneficial holders of more than 66-2/3% of the issued and outstanding common shares of the Registrant and having received approval from the TSX Venture Exchange to do so, amended its Articles of Incorporation to change its name from Shoal Games Ltd. to Kidoz Inc.  The common shares of the Registrant commenced trading on the TSX Venture Exchange under its new name at market open on April 9, 2019 (and ceased to be traded under its former name at that time).  In connection with the name change the TSX Venture Exchange approved a new trading symbol for the common shares of the Registrant, "KIDZ", and the common shares of the Registrant commenced trading under that new symbol at market open on April 9, 2019 (and ceased to be traded under the former symbol, "SGW", at that time).

ADOPTION OF CERTIFICATED AND UNCERTIFICATED SHARE STRUCTURE.

By a resolution of the board of directors of the Registrant passed March 25, 2019, the by-laws of the Registrant were amended to provide for its shares to be either certificated and uncertificated (rather than ownership being evidenced solely by certificate) and to specify the manners in which shares in each such form are to be dealt with from and after April 9, 2019 by the Registrant and its registrar and transfer agent.  Except for shares of the Registrant represented by certificates that were issued prior to April 1, 2019 or that were thereafter issued upon specific request by the recipient thereof (until such certificates are surrendered to the Registrant), all shares of the Registrant are now required to be uncertificated shares, issued (and with evidence of ownership thereof issued) in accordance with the customary arrangements for shares in such form, provided, however, that each person who or which holds or becomes entitled to hold shares of the Registrant will be entitled, upon specific request, to be issued a certificate or certificates certifying the number of shares owned.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDOZ INC.

(Registrant)

Date : April 11, 2019                              By:       /s/ J. M. Williams

                                                                        J.M. WILLIAMS,

                                                                        President and Director